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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported) :

                                September 6, 2001
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                                   ITXC Corp.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


                  000-26739                       22-3531960
          ------------------------          ------------------------
          (Commission File Number)      (IRS Employer Identification No.)


          750 College Road, Princeton, New Jersey               08540
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          (Address of principal executive offices)            (Zip Code)


                                 (609) 419 1500
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                         (Registrant's Telephone Number)

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Item 5.  Other events

         The Company disseminated the attached press release on September 6, 2001.

Item 7.   Financial Statements and Exhibits

         Exhibit 99.1 - Press release, dated September 6, 2001.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ITXC CORP.


Date:  September 11, 2001                 By:  /s/ Edward B. Jordan
                                          --------------------------------
                                          Name:  Edward B. Jordan
                                          Title: Executive Vice President
                                                 and Chief Financial Officer